Earnings (Loss) Per Share ("EPS")	12 Months Ended
Dec. 31, 2021
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Earnings (loss) per Share ("EPS")
13. Earnings (loss) per Share (“EPS”)
Basic EPS is calculated by dividing the profit (loss) for the year attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year. Diluted EPS is calculated by dividing the profit (loss) attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.
The Group identified four financial instruments that qualify as potential ordinary shares: 1) the Preferred and Preference Shares described in Note 10 (Issued Capital and Reserves), 2) the share-based options awards mentioned in Note 11 (Share-based Compensation), 3) the warrant described in Note 17 (Debt) and 4) the Notes debt described in Note 17 (Debt). Each of these potential ordinary shares are antidilutive since their conversion to ordinary shares would decrease loss per share from continuing operations. Basic and diluted EPS are equal since the calculation of diluted earnings per share does not assume conversion, exercise, or other issue of potential ordinary shares that would have an antidilutive effect on earnings (loss) per share.
The following table reflects the income (loss) and share data used in the basic and diluted EPS calculations:

	Year Ending December 31,
	2021	2020	2019
Loss for the year attributable to Equity holders of the parent (basic and diluted)	$(117,741)	$(113,926)	$(20,765)
Weighted average number of ordinary shares (basic and diluted)	5,042,885	4,853,668	4,829,625

Loss per share basic and diluted	$(23.35)	$(23.47)	$(4.30)